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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-74554) of Z-Tel Technologies, Inc. of our report dated February 22, 2002, except Note 20, as to which the date is March 20, 2002 relating to the financial statements which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP


Tampa, Florida
March 26, 2002